FORM 8-K

                   SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549


                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15 (d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): September 21, 2001


                        Oregon Trail Financial Corp.
                        ----------------------------
           (Exact name of registrant as specified in its charter)

            Oregon                 0-22953                 91-1829481
---------------------------       ----------            ------------------
State or other jurisdiction       Commission            (I.R.S. Employer
 of incorporation                 File Number           Identification No.)

2055 First Street, Baker City, Oregon                          97814
----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip Code)

    Registrant's telephone number (including area code):  (541) 523-6327

                               Not Applicable
                               --------------

        (Former name or former address, if changed since last report)

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Item 5.  Other Events
---------------------

     The Registrant announced that its Board of Directors voted to postpone the annual shareholders meeting originally scheduled for September 28, 2001. The new meeting date is Friday, October 12, 2001. A notice of the rescheduled meeting date will be mailed to all shareholders of record as of August 16, 2001, which remains the record date for shareholders entitled to notice of and to vote at the annual meeting.

     For further information, reference is made to the Registrant's notice of the rescheduled meeting, and the press release dated September 21, 2001 which are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     Exhibit
     -------

       99.1     Notice of Rescheduled Meeting dated September 21, 2001

       99.2     Press Release dated September 21, 2001

                                    1

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                                SIGNATURES
                                ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     OREGON TRAIL FINANCIAL CORP.


DATE: September 21, 2001             By:/s/Berniel L. Maughan
                                        ----------------------------------
                                        Berniel L. Maughan
                                        President and Chief Executive Officer

                                      2

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                               Exhibit 99.1

           Notice of Rescheduled Meeting Dated September 21, 2001

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                     NEW NOTICE - MEETING DATE POSTPONED

------------------------------------------------------------------------------

                         OREGON TRAIL FINANCIAL CORP.
                               2055 FIRST STREET
                           BAKER CITY, OREGON 97814
                                 (541) 523-6327

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                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To Be Held On October 12, 2001
------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Oregon Trail Financial Corp. ("Company") will be held at the Sunridge Inn and Conference Center, One Sunridge Lane, Baker City, Oregon, on Friday, October 12, 2001 at 10:00 a.m., Pacific Daylight Time, for the following purposes:

     (1)    To elect two directors of the Company;

     (2) To approve the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 2002; and

     (3) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Stockholders of record at the close of business on August 16, 2001 are entitled to notice of and to at the meeting and any adjournments or postponements thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /S/ ZANE F. LOCKWOOD
                                     ZANE F. LOCKWOOD
                                     CORPORATE SECRETARY

Baker City, Oregon
September 21, 2001

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                               Exhibit 99.2

                   Press Release Dated September 21, 2001

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                        OREGON TRAIL FINANCIAL CORP.

                           FOR IMMEDIATE RELEASE
                           ---------------------


                   ANNUAL SHAREHOLDERS MEETING POSTPONED

Baker City, OR, September 21, 2001 / Oregon Trail Financial Corp. (Nasdaq:OTFC), the holding company for Pioneer Bank, announced today that its Board of Directors voted to postpone the annual shareholders meeting originally scheduled for September 28, 2001. The new meeting date is Friday, October 12, 2001. A notice of the rescheduled meeting date will be mailed to all shareholders of record as of August 16, 2001, which remains the record date for shareholders entitled to notice of and to vote at the annual meeting.

Chairman Stephen R. Whittemore explained, "The tragic events in New York City have caused serious disruption to the communications to the Company's beneficial shareholders whose shares are held in street name with their brokerage firm. Over 75% of our shareholders hold their shares in street name, and as a result must receive their proxy materials through third parties, primarily in New York, and such materials have been significantly delayed. Moreover, cross country mail service has slowed."

"Because of the critical importance of this year's meeting, the Board wants to ensure that every shareholder has an opportunity to receive and carefully consider the materials sent by the Company and its dissident shareholder, and to register their vote at the meeting."

CONTACT:  Berniel L. Maughan, President and CEO, Oregon Trail Financial Corp.,
(541) 523-6327.

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